UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 2020

ANCHIANO THERAPEUTICS LTD.

(Exact name of registrant as specified in its charter)

State of Israel	001-38807	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Kiryat Hamada St., PO Box 45032 Jerusalem, Israel	9777401
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +972 (2) 548-6555

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American Depositary Shares, each representing five ordinary shares, no par value per share	ANCN	Nasdaq Capital Market
Ordinary shares, no par value per share	N/A	Nasdaq Capital Market*

* Not for trading; only in connection with the registration of American Depositary Shares.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 7, 2020, Efrat Makov informed the Board of Directors of Anchiano Therapeutics Ltd. (the “Company”) of her resignation from the Company’s Board of Directors, effective immediately. In submitting her resignation, Ms. Makov did not express any disagreement on any matter relating to the operations, policies or practices of the Company.

Item 8.01 Other Events

On February 7, 2020, the Company’s Board of Directors determined that, while the Company will in the near-term remain focused on advancing the preclinical development of its pan-RAS inhibitor program, it will engage financial advisers to assist the Board of Directors in assessing strategic alternatives.  The proposal to commence this process was brought forward by two directors who are affiliated with the Company’s largest shareholder.  The alternatives may include, but are not limited to, a licensing or collaboration agreement involving the pan-RAS inhibitor program and/or the Company’s other in-licensed compound, a financing to allow the Company to accelerate the development of its pan-RAS inhibitor program, a potential monetization transaction that may involve the sale of the Company’s rights in the in-licensed compounds, a merger or other strategic transaction, or a liquidation. As previously announced, among the other matters to be considered at the Company’s upcoming annual meeting, the Company’s shareholders will be asked to consider changes in the composition of the Board of Directors.  The assessment of strategic alternatives and the evaluation of such assessment to the extent made by the current Board of Directors will be subject to review and possible change after the annual meeting by the then newly composed Board of Directors.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANCHIANO THERAPEUTICS LTD.

Date: February 10, 2020	By:	/s/ Dr. Frank G. Haluska
Name: Dr. Frank G. Haluska
Title: Chief Executive Officer